                                 EXHIBIT 21.1

                                 SUBSIDIARIES


                                                                 Jurisdiction of
                                                                   Organization
                                                                   ------------
Cellular, Inc. Financial Corporation                                    CO

Cellular Inc. Network Corporation (1)                                   CO

CommNet Paging Inc.                                                     CO

TVX, Inc.                                                               CO

Pueblo MSA Limited Partnership (1)                                      CO

Platte River Cellular of Colorado Limited Partnership (1)               CO

Colorado 4 - Park Limited Partnership (1)                               CO

Smoky Hill Cellular of Colorado Limited Partnership (1)                 CO

Colorado 6 - San Miguel Limited Partnership (1)                         CO
  San Miguel Cellular of Colorado Limited Partnership                   CO
     San Miguel Cellular, Inc.                                          CO

Colorado 7 - Saguache Limited Partnership (1)                           CO

Sioux City MSA Limited Partnership (1)                                  IA
  Schaller Cellular, Inc.                                               CO

Idaho 6 - Clark Limited Partnership (1)                                 ID
  Teton Cellular of Idaho Limited Partnership                           CO
     Teton Cellular, Inc.                                               ID

North Central Idaho Cellular of Idaho Limited Partnership               CO

Sawtooth Cellular of Idaho Limited Partnership                          CO

Iowa RSA 5 Limited Partnership                                          DE
  East Iowa Cellular of Iowa Limited Partnership                        CO
     East Iowa Cellular, Inc.                                           IA

R & D Cellular of Iowa Limited Partnership                              CO

Terre Haute Cellular, Inc.                                              CO

Chequamegon Cellular, Inc.                                              CO

                                 EXHIBIT 21.1

                                 SUBSIDIARIES
                                  (continued)

                                                                   Jurisdiction of
                                                                     Organization
                                                                     ------------
Billings MSA Limited Partnership (1)                                      CO
  Billings Cellular, Inc.                                                 CO

Mission Cellular of Montana Limited Partnership (1)                       CO

Montana RSA No. 1 (B2) Limited Partnership (1)                            MT

Montana 2-Toole Limited Partnership (1)                                   CO
  Hi-Line Cellular of Montana Limited Partnership                         CO

Montana 4-Daniels Limited Partnership (1)                                 CO
  Prairie Cellular of Montana Limited Partnership                         CO

Montana 5-Mineral Limited Partnership (1)                                 CO
  Mountain Cellular of Montana Limited Partnership                        CO

Montana 6-Deer Lodge Limited Partnership (1)                              CO
  Mineral Cellular of Montana Limited partnership                         CO

Montana 7-Fergus Limited Partnership (1)                                  CO
  Central Cellular of Montana Limited Partnership                         CO
     Central Cellular, Inc.                                               MT

Montana 8-Beaver Head Limited Partnership (1)                             CO
  Big Hole Cellular of Montana Limited Partnership                        CO

Montana 9-Carbon Limited Partnership (1)                                  CO
  Big Horn Cellular of Montana Limited Partnership                        CO

Montana 10-Prairie Limited Partnership (1)                                CO
  Powder River Cellular of Montana Limited Partnership                    CO

Bismarck MSA Limited Partnership (1)                                      DE

Northern New Mexico Limited Partnership (1)                               CO

Northwest Dakota Cellular of North Dakota Limited Partnership (1)         CO

North Dakota 5-Kidder Limited Partnership (1)                             CO

Sioux Falls Cellular Limited Partnership (1)                              DE

South Dakota 7-Sully Limited Partnership (1)                              CO


                                  EXHIBIT 21.1

                                  SUBSIDIARIES
                                  (continued)

                                                                 Jurisdiction of
                                                                   Organization
                                                                   ------------
South Dakota 8-Kingsbury Limited Partnership (1)                        CO

Utah RSA 6 Limited Partnership (1)                                      DE
  Canyonland Cellular of Utah Limited Partnership                       CO

Wyoming 1-Park Limited Partnership (1)                                  CO

Wyoming 2-Sheridan Limited Partnership (1)                              CO
  Custer Cellular of Wyoming Limited Partnership                        CO
     Custer Cellular, Inc.                                              WY

____________________
(1)  Does business under the trade name CommNet Cellular Inc.